UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

Tortoise Energy Independence Fund, Inc.
Schedule of Investments (unaudited)
February 28, 2018

	Shares	Fair Value
Common Stock — 102.7%(1)
Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Targa Resources Corp.	26,507	$1,183,538
Oil and Gas Production — 98.7%(1)
United Kingdom — 1.2%(1)
BP p.l.c. (ADR)	51,096	1,985,591
United States — 97.5%(1)
Anadarko Petroleum Corporation(2)	134,100	7,649,064
Antero Resources Corporation(2)(3)	302,100	5,682,501
Cabot Oil & Gas Corporation(2)	554,000	13,384,640
Carrizo Oil & Gas, Inc.(2)(3)	180,000	2,529,000
Centennial Resource Development, Inc.(3)	117,239	2,236,920
Cimarex Energy Co.(2)	71,000	6,822,390
Concho Resources Inc.(2)(3)	83,600	12,606,880
Continental Resources, Inc.(2)(3)	206,400	9,806,064
Devon Energy Corporation(2)	221,034	6,779,113
Diamondback Energy, Inc.(2)(3)	98,900	12,326,896
EOG Resources, Inc.(2)	156,900	15,912,798
EQT Corporation(2)	108,100	5,438,511
Laredo Petroleum, Inc.(2)(3)	296,400	2,486,796
Newfield Exploration Company(2)(3)	199,100	4,645,003
Parsley Energy, Inc.(2)(3)	235,500	5,953,440
PDC Energy, Inc.(2)(3)	50,900	2,673,777
Pioneer Natural Resources Company(2)	123,900	21,091,497
Range Resources Corporation(2)	455,700	6,056,253
RSP Permian, Inc.(2)(3)	225,500	8,638,905
SM Energy Company(2)	122,700	2,250,318
WPX Energy, Inc.(2)(3)	508,200	7,180,866
		164,137,223
Oilfield Services — 3.3%(1)
United States — 3.3%(1)
Fairmount Santrol Holdings Inc.(2)(3)	467,000	2,092,160
U.S. Silica Holdings, Inc.(2)	130,600	3,381,234
		5,473,394
Total Common Stock
(Cost $211,676,461)		170,794,155

Master Limited Partnerships
and Related Companies — 36.4%(1)
Crude Oil Pipelines — 9.5%(1)
United States — 9.5%(1)
Andeavor Logistics LP	57,607	2,677,573
BP Midstream Partners LP	70,583	1,345,312
Enbridge Energy Management, L.L.C.(4)	405,562	4,777,526
Plains All American Pipeline, L.P.	168,322	3,551,594
Shell Midstream Partners, L.P.	139,785	3,361,829
		15,713,834
Natural Gas/Natural Gas Liquids Pipelines — 6.3%(1)
United States — 6.3%(1)
Energy Transfer Equity, L.P.	44,365	687,657
Energy Transfer Partners, L.P.	342,200	6,231,462
EQT Midstream Partners, LP	24,303	1,495,121
Spectra Energy Partners, LP	34,627	1,360,495
Tallgrass Energy Partners, LP	20,140	772,369
		10,547,104
Natural Gas Gathering/Processing — 10.2%(1)
United States — 10.2%(1)
Antero Midstream Partners LP	75,672	1,975,796
DCP Midstream, LP	142,153	5,094,764
EnLink Midstream Partners, LP	86,700	1,265,820
MPLX LP	121,726	4,203,199
Noble Midstream Partners LP	25,215	1,215,363
Rice Midstream Partners LP	40,357	767,187
Western Gas Partners, LP	17,480	813,694
Williams Partners L.P.	42,688	1,547,013
		16,882,836
Refined Product Pipelines — 8.9%(1)
United States — 8.9%(1)
Buckeye Partners, L.P.	47,086	2,109,452
Holly Energy Partners, L.P.	80,998	2,381,341
Holly Energy Partners, L.P.(5)	85,924	2,412,746
Magellan Midstream Partners, L.P.	22,216	1,387,611
NuStar Energy L.P.	59,614	1,307,931
Phillips 66 Partners LP	85,677	4,210,168
Valero Energy Partners LP	26,106	1,005,864
		14,815,113
Other — 1.5%(1)
United States — 1.5%(1)
Westlake Chemical Partners LP	110,115	2,483,093
Total Master Limited Partnerships
and Related Companies (Cost $62,302,184)		60,441,980

	Shares	Fair Value
Preferred Stock — 2.0%(1)
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp., 9.500%(5)(6)	1,997	$2,211,103
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,199,250
Total Preferred Stock
(Cost $3,248,890)		3,410,353
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.30%(7) (Cost $156,060)	156,060	156,060
Total Investments — 141.2%(1)
(Cost $277,383,595)		234,802,548
Total Value of Options Written
(Premiums received $2,126,190) — (0.6)%(1)		(1,062,928)
Other Assets and Liabilities — 0.3%(1)		513,034
Credit Facility Borrowings — (40.9)%(1)		(68,000,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$166,252,654

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $4,623,849, which represents 2.8% of net assets.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(7)	Rate indicated is the current yield as of February 28, 2018.

ADR = American Depository Receipts

Schedule of Options Written (unaudited)
February 28, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2018	$63.90	925	$5,910,750	$(7,190)
Anadarko Petroleum Corporation	March 2018	65.00	416	2,704,000	(3,328)
Antero Resources Corporation	March 2018	20.00	3,021	6,042,000	(52,868)
Cabot Oil & Gas Corporation	March 2018	26.00	5,540	14,404,000	(110,800)
Carrizo Oil & Gas, Inc.	March 2018	20.00	1,800	3,600,000	(10,800)
Cimarex Energy Co.	March 2018	105.00	710	7,455,000	(24,850)
Concho Resources Inc.	March 2018	160.00	836	13,376,000	(71,060)
Continental Resources, Inc.	March 2018	57.50	460	2,645,000	(3,450)
Continental Resources, Inc.	March 2018	60.00	1,604	9,624,000	(12,030)
Devon Energy Corporation	March 2018	37.00	816	3,019,200	(4,080)
Devon Energy Corporation	March 2018	38.00	1,394	5,297,200	(6,273)
Diamondback Energy, Inc.	March 2018	130.00	989	12,857,000	(131,537)
EOG Resources, Inc.	March 2018	115.00	1,569	18,043,500	(12,552)
Fairmount Santrol Holdings Inc.	March 2018	5.50	4,670	2,568,500	(46,700)
Laredo Petroleum, Inc.	March 2018	9.00	2,964	2,667,600	(59,280)
Newfield Exploration Company	March 2018	28.00	1,991	5,574,800	(9,955)
Parsley Energy, Inc.	March 2018	26.50	2,355	6,240,750	(71,954)
PDC Energy, Inc.	March 2018	55.00	509	2,799,500	(45,810)
Pioneer Natural Resources Company	March 2018	190.00	1,239	23,541,000	(30,975)
Range Resources Corporation	March 2018	15.00	4,557	6,835,500	(54,684)
RSP Permian, Inc.	March 2018	38.50	2,255	8,681,750	(238,707)
SM Energy Company	March 2018	25.00	1,227	3,067,500	(6,135)
US Silica Holdings Inc	March 2018	33.00	1,306	4,309,800	(9,795)
WPX Energy, Inc.	March 2018	16.00	5,082	8,131,200	(38,115)

Total Value of Call Options Written (Premiums received $2,126,190)				$179,395,550	$(1,062,928)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$170,794,155	$—	$—	$170,794,155
Master Limited Partnerships and Related Companies(a)	58,029,234	2,412,746	—	60,441,980
Preferred Stock(a)	1,199,250	—	2,211,103	3,410,353
Short-Term Investment(b)	156,060	—	—	156,060
Total Assets	$230,178,699	$2,412,746	$2,211,103	$234,802,548
Liabilities
Written Call Options	$745,077	$317,851	$—	$1,062,928

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $1,507,572 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Company during the period ended February 28, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company’s generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

The following tables present each the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2018:

Preferred Stock
Balance — beginning of year	$2,147,342
Purchases	—
Return of capital	—
Sales	—
Total realized gains	—
Change in unrealized gain/loss	63,761
Balance — end of year	$2,211,103

Change in unrealized gain/loss on investments
still held at February 28, 2018	$63,761

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Holly Energy Partners, L.P.	Master Limited Partnership	85,924	02/06/18	$2,554,521	$2,412,746	1.5%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,211,103	1.3
				$4,322,744	$4,623,849	2.8%

Item 2. Controls and Procedures.

a)	The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the act) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2018

Tortoise Energy Independence Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 30, 2018

Tortoise Energy Independence Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer